FORM 8-K


                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


                       Date of Event: August 11, 2004
                      (Date of earliest event reported)


                 Diversified Financial Resources Corporation
            (Exact name of registrant as specified in its charter)

                                   Delaware
                                   --------
        (State or other jurisdiction of incorporation or organization)



       0-27087                                          58-2027283
       -------                                          ----------
 (Commission File Number)                  (IRS Employer Identification Number)

               1771 Wolviston Way, San Diego, California 92154
               -----------------------------------------------
                   (Address of principal executive offices)

                               (619) 575-7041
                               --------------
            (Registrant's telephone number, including area code)

This Form 8-K is submitted for the purpose of disclosing a change of auditing firms, pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11.

ITEM 4.           Changes in Registrant's Certifying Accountant
On August 11, 2004, Diversified Financial Resources Corporation ("DFRC") dismissed Jones Simkins LLP ("Simkins") as its principal accountant engaged to audit DFRC's financial statements, effective August 11, 2004. The audit reports of Simkins for the two most recent fiscal years, covering fiscal years 2002 and 2003, and subsequent interim periods (the "reporting periods") have not contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the reporting periods, DFRC has had no disagreements with Simkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Simkins to make reference in connection with their opinion to the subject matter of the disagreement. Additionally, during the reporting period there were no reportable events, as defined in Item 304(a)(1)(iv) of Regulation S-B.
DFRC provided Simkins with a copy of this report prior to filing it with the Securities Exchange Commission ("SEC"). DFRC requested that Simkins furnish DFRC with a consent letter stating whether Simkins agrees with the above statements, a copy of which is filed as Exhibit 16(ii) to this Form 8-K.
On August 11, 2004, DFRC retained Mendoza Berger & Company, LLP, located in Irvine, California ("Mendoza"), to be its principal accountant, engaged to audit DFRC's financial statements. This action was taken to replace the Utah firm. The change is due to management's desire to have an auditing firm in closer proximity to DFRC's corporate headquarters. Simkins and DFRC have had no disagreements over management practices or accounting policies. The change in auditors becomes effective August 11, 2004. Simkins will review DFRC's second quarter reports for the period ended June 30, 2004.
DFRC's Board of Directors approved the engagement of Mendoza as the principal accountant as well as the dismissal of Simkins from that position. Prior to engaging Mendoza, DFRC did not consult with Mendoza regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on DFRC's financial statements, or any other financial presentation, whatsoever. DFRC did not consult with Mendoza on any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K). DFRC provided Mendoza with a copy of this report prior to filing it with the SEC. DFRC requested that Mendoza furnish DFRC with a consent letter, addressed to the SEC, stating whether Mendoza agrees with the above statements. A copy of that consent letter, dated August 11, 2004, is attached hereto, as Exhibit 16(i). Also attached, as Exhibit 16(ii), is the consent to change of auditing firms, from Simkins.

         ITEM 7. Financial Statements and Exhibits The following exhibits are included as part of this report:

  Exhibit No.     Page No.    Description
--------------- ------------  -----------

     16(i)           4        Consent letter from Mendoza Berger Company, LLP

     16(ii)          5        Consent letter of Jones Simkins LLP  to change in
                              independent auditors.


                                SIGNATURES
                                ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 11th day of August, 2004.

Diversified Financial Resources Corporation

 /s/ John Chapman
-----------------------
John Chapman, President

                       MENDOZA BERGER & COMPANY, LLP
                       Certified Public Accountants

                                                                   Exhibit 16(i)







CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We have read the statements that we understand Diversified Financial Resources Corporation (DFRC) will include under Item 4 of the form 8-K report it will file regarding the recent change of independent registered public accounting firm. We agree with such statements made regarding our firm.

Yours truly,

/s/ MENDOZA BERGER & COMPANY LLP

Irvine, California
August 11, 2004

                          JONES SIMKINS, LLP
                     Certified Public Accountants


August 12, 2004

Securities & Exchange Commission
Washington D.C. 20549
                                                                  Exhibit 16(ii)



                    CONSENT OF INDEPENDENT REGISTERED
                         PUBLIC ACCOUNTING FIRM

We were previously the independent registered public accounting firm of Diversified Financial Resources Corporation ("DFRC") and under the date of April 2, 2004, we reported on the balance sheet of DFRC as of December 31, 2003, and the related statements of operations and comprehensive loss, stockholders' equity and cash flows for the year then ended. On August 11, 2004 we were dismissed as the independent registered public accounting frim of DFRC. We have read DFRC.'s statements included under Item 4 of its Form 8-K dated August 11, 2004, and we agree with such statements, except that we are not in a position to agree or disagree with DFRC's statement that the change of independent registered public accounting firm was approved by the registrant's board of directors, or any of the matters related to the engagement of a new independent registered public accounting firm.


/s/ Jones Simkins, LLP.
JONES SIMKINS, LLP
Logan, Utah
August 12, 2004